                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

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Filed by a Party other than the Registrant [_]

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                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       Industrial Scientific Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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Notes:

                                      LOGO
                       INDUSTRIAL SCIENTIFIC CORPORATION

ANNUAL MEETING--JUNE 10, 1998

                                  MAY 4, 1998

Dear Shareholder:

  You are invited to attend the Company's Annual Meeting of shareholders on Wednesday, June 10, 1998, at 10:00 a.m. in the Company's headquarters building, 1001 Oakdale Road, Oakdale, Pennsylvania. The building is located at the Hankey Farms Exit off Route 22/30 West from the Parkway, between downtown Pittsburgh and the International Airport. It is approximately five miles from the town of Oakdale.

  The enclosed Notice of Annual Meeting and Proxy Statement describe the various matters to be acted upon during the meeting. Whether or not you plan to attend the Annual Meeting, you are urged to sign, date and mail the enclosed Proxy Card as soon as possible in the postage-paid envelope. Regardless of the number of shares of stock in your holding, it is important that your shares be represented. If you attend the Annual Meeting, you may withdraw your proxy and vote in person.

  Admission to the meeting will be by Admission Card. If you plan to attend, please check the box that indicates you plan to attend the meeting before mailing the Proxy Card. This will enable us to expedite your admittance and help with the meeting preparations. If your shares are not registered in your own name and you would like to attend the Annual Meeting, please ask the broker, trust, bank or other nominee that holds your shares to provide you with evidence of your share ownership. This will enable you to gain admission to the meeting.

  The Annual Meeting gives us an opportunity to review results, get acquainted and present other material that may give you more knowledge about the Company. Your interest in Industrial Scientific Corporation is greatly appreciated. On behalf of the Directors, Management and Employees, I hope you will be able to join us on Wednesday, June 10.

                                                  Sincerely,

                                                  /s/ Kenton E. McElhattan

                                                  Kenton E. McElhattan
                                                  Chairman of the
                                                  Board of Directors

                       INDUSTRIAL SCIENTIFIC CORPORATION

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 JUNE 10, 1998

  The 1998 Annual Meeting of the shareholders of Industrial Scientific Corporation, a Pennsylvania corporation (the "Company'), will be held at the Company headquarters, Oakdale, Pennsylvania, on Wednesday, June 10, 1998, at 10:00 a.m., Eastern daylight time, for the following purposes:

    1. To elect five Directors of the Company, each to serve until the Company's next annual meeting; and

    2. To transact such other business as may properly be brought before the meeting.

  The Board of Directors has fixed the close of business on April 17, 1998, as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting.

  A copy of the Company's Annual Report for the year ended January 31, 1998, is being mailed herewith to each shareholder.

  Please sign, date and return the enclosed Proxy Card in the postage-paid and addressed envelope provided. If you plan to attend, please check the Proxy Card in the space provided. This will assist us with meeting preparations and will enable us to expedite your admittance. If your shares are not registered in your own name and you would like to attend the meeting, please ask the broker, trust, bank or other nominee which holds your shares to provide you with evidence of your share ownership, which will enable you to gain admission to the meeting.

                                    By Order of the Board of Directors

                                    /s/ Patricia L. Gerney

                                    Patricia L. Gerney, Secretary

1001 Oakdale Road
Oakdale, PA 15071
May 4, 1998

                                PROXY STATEMENT

  This proxy statement is being mailed to the shareholders of Industrial Scientific Corporation, a Pennsylvania corporation (the "Company"), on or about May 4, 1998, in connection with the solicitation by the Board of Directors of the Company (sometimes referred to herein as the "Board") of proxies to be voted at the Annual Meeting of shareholders to be held at 10:00 a.m., Eastern daylight time, on Wednesday, June 10, 1998, at the Company headquarters, Oakdale, Pennsylvania, and any adjournments thereof. Proxies are revocable until exercised, but under Pennsylvania law such revocation is not effective until notice thereof has been given to the Secretary of the Company at its principal executive office, 1001 Oakdale Road, Oakdale, Pennsylvania 15071, or at the 1998 Annual Meeting. A copy of the Company's Annual Report to shareholders for the year ended January 31, 1998, is being furnished with this proxy statement.

  The Board of Directors has fixed the close of business on April 17, 1998, as the record date (the "Record Date") for determining shareholders entitled to vote at the meeting.

  On the Record Date the Company had outstanding 3,376,307 shares of Common Stock, par value $.01 per share (the "Common Stock"). Each holder of record of Common Stock at the close of business on the Record Date is entitled to one vote for each share held.

                                 VOTE REQUIRED

  Directors are elected by a plurality of the votes cast by the shareholders. Abstentions and broker non-votes have no effect on the election of Directors. Broker non-votes as to any matter are shares held by brokers and other nominees which are voted at the meeting on matters as to which the nominee has discretionary authority, but which are not voted on the matter in question because the nominee does not have discretionary voting authority as to such matter.

                            ELECTIONS OF DIRECTORS

  On March 10, 1998, the Board increased the stated number of directors and elected Thomas M. Thompson as a director. Effective upon conclusion of the Annual Meeting of the Shareholders to be held June 10, 1998, James D. Morton will retire after 13 years of service as a director. The Board of Directors, acting pursuant to the Bylaws of the Company, has determined that the number of directors constituting the full Board of Directors immediately following the Annual Meeting shall be five.

  The Board of Directors of the Company has nominated five persons for election as Directors to serve until the next annual meeting of shareholders and their successors are elected and qualified.

  Proxies are solicited in favor of these nominees and will be voted for them unless otherwise specified. If a nominee becomes unable or unwilling to serve as a Director, it is intended that the proxies will be voted for the election of such other person, if any, as shall be designated by the Board of Directors.

NOMINEES FOR DIRECTOR

  Set forth below is certain information, including business experience during the past five years, concerning each of the nominees for Director. Each of the nominees has agreed to serve if elected.

  Kenton E. McElhattan, age 75, has been a Director and Chairman of the Board of the Company since January 1985. Prior to 1985, he was the Chief Executive Officer of National Mine Service Company. Kenton E. McElhattan is the father of Kent D. McElhattan.

  Kent D. McElhattan, age 49, has been a Director, President and Chief Executive Officer of the Company since January 1985. Prior to 1985, he was Vice President and General Manager of the Industrial Safety Division of National Mine Service Company, the predecessor to the Company.

  Herbert F. Gerhard, age 68, has been a Director of the Company since 1985. He retired in May 1995 as President and Chief Executive Officer of National Mine Service Company. He had served in this position since 1985.

  Thomas M. Thompson, age 55, has been a Director of the Company since March 1998. Mr. Thompson has been a shareholder in the law firm of Buchanan Ingersoll Professional Corporation since 1980.

  Donald J. McGraw, M.D., M.P.H., age 54 has been a Director of the Company since 1995. Dr. McGraw currently serves as Executive Medical Director, UPMC Work Partners in Pittsburgh, PA. He is also Associate Professor of Occupational and Environmental Medicine, and Clinical Instructor, Internal Medicine at the University of Pittsburgh School of Medicine and Public Health, and a member of the Attending Staff. Dr. McGraw serves as a director for numerous medical and health-related organizations.

  THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH OF THE ABOVE-NAMED NOMINEES. PROXIES SOLICITED HEREBY WILL BE VOTED FOR ALL FIVE NOMINEES UNLESS THE SHAREHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES.

RETIRING DIRECTOR

  James D. Morton, age 70, has been a Director of the Company since 1985. Mr. Morton has been a shareholder in the law firm of Buchanan Ingersoll Professional Corporation since 1980.

              ACTIVITIES AND FUNCTIONS OF THE BOARD OF DIRECTORS

  During fiscal year 1997 the Board of the Company held five meetings. Each of the Directors attended all of the meetings of the Board and of committees of the Board on which he served.

  The members of the Audit Committee are Messrs. Kenton E. McElhattan, Chairman, Herbert F. Gerhard, James D. Morton and Donald J. McGraw. The Audit Committee's duties include recommending to the Board of Directors the selection of independent accountants to audit the Company's financial records, reviewing the overall approach followed by the independent auditors and such further actions as it deems necessary to insure the integrity of the Company's published financial statements. The Audit Committee held two meetings during fiscal year 1997.

  The members of the Compensation Committee are Directors James D. Morton, Chairman, Kenton E. McElhattan, Herbert F. Gerhard and Donald J. McGraw. The committee's duties are (1) to provide overall guidance for officer compensation policies; (2) to establish guidelines for the Key Managers Incentive Plan; and (3) to administer the Company's 1993 Stock Option Plan. The Compensation Committee held one meeting during fiscal year 1997.

  The Company does not have a standing nominating committee. The full Board of Directors is responsible for the evaluation and recommendation of qualified nominees, as well as other matters pertaining to Board composition and size. The Board will give appropriate consideration to persons recommended by shareholders in accordance with the Company's Bylaws.

  Nominations for Directors at the Annual Meeting, other than those made by or on behalf of the Board of Directors, must be submitted in writing and received by the Chairman of the Board of Directors of the Company at least 60 days prior to the anniversary date of the immediately preceding annual meeting (April 10, 1999, in case of the 1999 Annual Meeting), and must comply with certain other requirements as set forth in the Bylaws of the Company, a copy of which may be obtained upon written request to the Secretary of the Company at 1001 Oakdale Road, Oakdale, Pennsylvania 15071.

                   BENEFICIAL OWNERSHIP OF EQUITY SECURITIES

  The following table sets forth information, as of April 17, 1998, concerning the number of shares of Common Stock of the Company, including shares of Common Stock as to which a right to acquire beneficial ownership exists (for example, through the exercise of stock options, or various trust arrangements) within the meaning of Rule 13d-3(d)(1) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of: (i) each shareholder known to the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock; (ii) each nominee and Director, (iii) all executive officers of the Company named in the Summary Compensation Table on page 7 hereof (the "Named Executive Officers") and (iv) all Directors and executive officers as a group.

                          NUMBER OF SHARES OF COMMON
                           STOCK BENEFICIALLY OWNED
                             AS OF APRIL 17, 1998

                                                       NUMBER OF    PERCENT OF
                                                         SHARES    OUTSTANDING
                                                      BENEFICIALLY COMMON STOCK
                                                         OWNED       OWNED(1)
                                                      ------------ ------------
Kenton E. McElhattan (2).............................  1,434,360       42.5%
Florence L. McElhattan (3)...........................  1,434,360       42.5%
Kent D. McElhattan (4)...............................  1,013,690       30.0%
James P. Hart (5)....................................      4,607        --
Garth F. Miller (6)..................................      3,633        --
Herbert F. Gerhard (7)...............................      1,500        --
James D. Morton (8)..................................      2,000        --
Donald J. McGraw (9).................................      3,150        --
Thomas M. Thompson (10)..............................      2,000        --
All Directors and executive officers as a group (8
 persons)............................................  2,464,940       73.0%

--------
1. Percentages of less than one percent are omitted.

2. Includes 750,000 shares held by Mr. McElhattan's wife, Florence L. McElhattan, and 14,400 shares held in the Industrial Scientific Corporation Foundation, as to which beneficial ownership is disclaimed. Also includes 1,000 shares which would be outstanding upon the exercise of immediately exercisable stock options.

3. Includes 668,960 shares beneficially owned by Mrs. McElhattan's husband, Kenton E. McElhattan, as to which beneficial ownership is disclaimed.

4. Includes 2,000 shares owned by Mr. McElhattan's wife, 113,780 shares held by various family trusts as to which Kent D. McElhattan serves as trustee, 14,400 shares held in the Industrial Scientific Corporation Foundation and 4,640 shares held by one of Mr. McElhattan's children, all as to which Mr. McElhattan disclaims beneficial ownership. Also includes 1,940 shares which would be outstanding upon the exercise of immediately exercisable stock options.

5. Includes 450 shares owned by spouse as to which beneficial ownership is disclaimed. Also includes 1,970 shares which would be outstanding upon the exercise of immediately exercisable stock options.

6. Includes 1,200 shares owned by spouse as to which beneficial ownership is disclaimed. Also includes 1,965 shares which would be outstanding upon the exercise of immediately exercisable stock options.

7. Includes 500 shares owned by spouse as to which beneficial ownership is disclaimed. Also includes 1,000 shares which would be outstanding upon the exercise of immediately exercisable stock options.

8. Includes 1,000 shares which would be outstanding upon the exercise of immediately exercisable stock options.

9. Includes 1,000 shares which would be outstanding upon the exercise of immediately exercisable stock options.

10. Includes 1,000 shares which would be outstanding upon the exercise of immediately exercisable stock options.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  James D. Morton and Thomas M. Thompson, who are members of the Board of Directors of the Company, are shareholders in the law firm of Buchanan Ingersoll Professional Corporation, Pittsburgh, Pennsylvania, which serves as counsel to the Company.

                            EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

  The following summary compensation table sets forth the compensation awarded, accrued or paid for each of the Named Executive Officers as of January 31, 1998, for services rendered in all capacities during the fiscal year ended January 31, 1998, and for the previous two years.

                          SUMMARY COMPENSATION TABLE

                                               ANNUAL            LONG-TERM
                                            COMPENSATION        COMPENSATION
                                          ----------------- --------------------
                                                            AWARDS
                                                            -------
                                                             STOCK   ALL OTHER
                                           SALARY   BONUS   OPTIONS COMPENSATION
NAME AND PRINCIPAL POSITION          YEAR   ($)    $(1)(2)     #       (3)($)
---------------------------          ---- -------- -------- ------- ------------
Kent D. McElhattan.................  1997 $172,000 $272,527   N/A     $18,116
Chief Executive Officer              1996 $164,920 $258,655   N/A     $19,140
                                     1995 $160,000 $286,494   N/A     $20,220
James P. Hart......................  1997 $124,950  $80,405   N/A      $9,806
Chief Financial Officer              1996 $119,035  $59,988   N/A     $11,350
                                     1995 $112,075  $58,500   N/A     $11,326
Garth F. Miller....................  1997 $132,230  $85,064   N/A     $12,961
Vice President of Sales and Service  1996 $127,675  $63,651   N/A     $11,685
                                     1995 $118,350  $61,755   N/A     $11,895

--------
(1) Mr. McElhattan's bonus is calculated as a percentage of sales above the Company's break-even sales level.

(2) Mr. Hart's and Mr. Miller's bonuses are calculated based upon the Company's increase in gross sales over the prior fiscal year and return on gross assets.

(3) Includes Company contributions under the Company's Profit Sharing Plan and premiums on life insurance policies.

OPTION/SAR EXERCISES AND HOLDINGS

  The following table presents information with respect to the Named Executive Officers concerning the exercise of options and/or SARs during the fiscal year ended January 31, 1998, and unexercised options held by such individuals as of January 31, 1998.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR, AND FY-END OPTION/SAR
VALUE

   (A)                       (B)             (C)                    (D)                       (E)
                                        VALUE REALIZED     NUMBER OF SECURITIES      VALUE OF UNEXERCISED
                            SHARES     (MARKET PRICE AT   UNDERLYING UNEXERCISED    IN-THE-MONEY OPTIONS AT
                         ACQUIRED ON  EXERCISE DATE LESS   OPTIONS AT FY-END (#)          FY-END ($)
NAME                     EXERCISE (#) OPTION PRICE) ($)  EXERCISABLE/UNEXERCISABLE EXERCISABLE/UNEXERCISABLE
----                     ------------ ------------------ ------------------------- -------------------------
Kent D. McElhattan......    1,000           5,000                 1,940/0                   9,700/0
James P. Hart...........        0               0                 1,970/0                   9,850/0
Garth F. Miller.........        0               0                 1,965/0                   9,825/0

                            DIRECTORS' COMPENSATION

  Directors who are not officers or employees of the Company receive, for all services as Directors, remuneration of $6,000 per year plus $600 per meeting for attendance at committee meetings and regular and special meetings of the Board, and are reimbursed for their travel expenses for attendance at all such meetings. Directors who serve as chairman of a committee of the Board receive an additional $600 annually. In addition, each Director who is not an officer or employee of the Company is granted options to purchase 1,000 shares of Common Stock of the Company upon initial election or appointment to the Board. Directors who are also officers or employees of the Company do not receive directors' fees or any additional remuneration for so serving.

  Mr. Kenton E. McElhattan as Chairman of the Board of Directors received an annual fee of $96,000 and is provided the use of a Company car.

         BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  The Compensation Committee of the Board of Directors has furnished the following report on executive compensation.

OVERALL POLICY

  The Compensation Committee of the Board (the "Committee") was established in May 1993. The Committee is composed entirely of non-employee directors. It is responsible for oversight and administration of executive compensation. Its duties include performing an annual review of the Company's compensation program. In so doing, the Committee is to take into account achievement of corporate and individual objectives, and the overall effectiveness of the program.

ANNUAL COMPENSATION

  The Committee reviews and approves base salary levels for each officer by evaluating the Company and individual performance with input from the Chief Executive Officer. Historically, the Company has relied upon a Business Plan submitted by the Chief Executive Officer and the Board of Directors' collective knowledge of the industry, business of the company and functions that executives perform in making compensation decisions. In 1997, the base salary levels for Named Executive Officers, other than the Chief Executive Officer, were determined by adjusting their 1996 salaries in accordance with this procedure. Base salary increases were awarded to recognize individual initiatives and contributions toward the Company's overall strong revenue levels during fiscal year 1996.

  Executive officers are also eligible for annual variable compensation awards. The awards are based solely on the achievement by the Company of pre-established performance goals. In 1997, annual bonuses for the Named Executive Officers were based upon the Company's increase in gross sales and return on gross assets.

STOCK OPTION PLAN

  In May of 1993, the Company adopted its 1993 Stock Option Plan (the "Stock Option Plan"). The Stock Option Plan permits the grant of incentive stock options and nonstatutory options. The option price for stock options granted under the Stock Option Plan may not be less than 100% of the market price on the date of the grant. Because stock options are not discounted below the market price, the options provide senior executives the opportunity for only appreciation in stock price. In connection with the Company's initial public offering, incentive stock options were issued to all permanent full-time employees at the initial public offering price. The option grants reflect the Committee's desire to reward its employees for the success of the Company, to encourage the Named Executive Officers to remain in the employ of the Company, and to align their interests with the interests of the Company's shareholders following the initial public offering. The determination of the number of options awarded was based on the subjective recommendations of management and the Company's Board of Directors and the judgment of the Committee as to what was appropriate under the circumstances. Since the initial public offering, the Committee has granted incentive stock options to all newly hired full-time employees. No options were granted to any of the Named Executive Officers in fiscal year 1997.

1997 COMPENSATION FOR THE CHIEF EXECUTIVE OFFICER

  The 1997 base salary for the Chief Executive Officer was increased in the same proportion as the other Named Executive Officers in recognition of the CEO's contributions to the Company's overall strong revenue levels during fiscal year 1996 and for leading the Company in its attainment of certain pre-established goals. The Chief Executive Officer has an Incentive Plan that is calculated based upon a percentage of sales increase above the break-even sales level. No changes were made in 1997 to the Incentive Plan for the President and CEO.

  Respectfully submitted by the Compensation Committee of the Board of Directors.

                                          James D. Morton, Chairman
                                          Herbert F. Gerhard
                                          Donald J. McGraw
                                          Kenton E. McElhattan

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  The Compensation Committee members are Kenton E. McElhattan, Herbert F. Gerhard, James D. Morton and Donald J. McGraw. Mr. McElhattan is a former officer of the Company. Mr. Morton is a shareholder of the law firm of Buchanan Ingersoll Professional Corporation, which serves as counsel to the Company.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than 10% of the Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all
Section 16(a) forms they file. To the Company's knowledge, based solely upon review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company's officers, directors and greater than 10% shareholders complied with all Section 16(a) filing requirements applicable to them, except that Mr. Kent D. McElhattan inadvertently failed to file a Form 4 in a timely manner to report an exercise of a stock option on January 30, 1998. A Form 4 reporting this transaction has been filed.

COMPANY PERFORMANCE

  In accordance with requirements of the Securities and Exchange Commission, the following line graph presents a comparison of the shareholder returns (including reinvestment of dividends) with the NASDAQ Market Index and a market capitalization weighted index of peer companies for a period from June 30, 1993, (the date Company's Common Stock began to publicly trade) to January 31, 1998. The peer company group consists of the following companies:
Safetytek Corp.; Vallen Corporation; Mine Safety Appliance Company; International Sensor Tech Inc.; and Sentex Sensing Technologies.

                COMPARISON OF 43 MONTH CUMULATIVE TOTAL RETURN*

 AMONG INDUSTRIAL SCIENTIFIC CORPORATION, THE NASDAQ STOCK MARKET-US INDEX AND
                                 A PEER GROUP

                             [GRAPH APPEARS HERE]

                             INDUSTRIAL                            NASDAQ
Measurement period           SCIENTIFIC          PEER              STOCK
(Fiscal year Covered)        CORPORATION         GROUP             MARKET (U.S.)
---------------------        -----------         -----             -------------
Measurement PT -
6/30/93                      $100                $100              $100

FYE  1/31/94                 $167.57             $102.37           $113.92
FYE  1/31/95                 $110.81             $ 99.88           $108.68
FYE  1/31/96                 $ 94.59             $124.56           $153.59
FYE  1/31/97                 $ 90.54             $136.99           $201.35
FYE  1/31/98                 $114.23             $142.34           $238.13



*$100 INVESTED ON 6/30/93 IN STOCK OR INDEX - INCLUDING REINVESTMENT OF DIVIDENDS. FISCAL YEAR ENDING JANUARY 31.

                                   AUDITORS

  The Board of Directors of the Company, following the recommendation of the Audit Committee, has selected Coopers & Lybrand L.L.P. as the independent certified public accountants to examine the financial statements of the Company and its subsidiaries for fiscal year 1998. One or more representatives of Coopers & Lybrand L.L.P. will be present at the 1998 Annual Meeting with the opportunity to make a statement if they desire to do so. It is expected that such representatives will be available to respond to appropriate questions.

            PROPOSALS OF SECURITY HOLDERS FOR CONSIDERATION AT THE
                      1999 ANNUAL MEETING OF SHAREHOLDERS

  Shareholder proposals for the 1999 Annual Meeting of the shareholders of the Company must be submitted to the Company, in care of the Secretary, 1001 Oakdale Road, Oakdale, Pennsylvania 15701, on or before January 3, 1999, in order to be considered for inclusion in the 1999 proxy statement.

                              PROXY SOLICITATION

  The expenses of soliciting proxies will be paid by the Company, which will also reimburse banks, brokerage houses and other persons holding stock in their names, or in the names of nominees, for their expenses in sending proxy material to principals and obtaining their proxies. Some of the officers and other regular employees of the Company may solicit proxies personally, by telephone and by mail if deemed appropriate.

                                OTHER BUSINESS

  As far as is known, no matters other than the matters herein above mentioned will come before the 1998 Annual Meeting. However, if any other matters should properly come before the 1998 Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their judgment for the best interests of the Company.

                       Industrial Scientific Corporation
                               1001 Oakdale Road
                               Oakdale, PA 15071

               SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR
               THE ANNUAL MEETING OF SHAREHOLDERS, JUNE 10, 1998

    The undersigned hereby appoints James P. Hart and Patricia L. Gerney, and each or any of them, attorneys and proxies with full power of substitution, to represent the undersigned and to vote all shares of Industrial Scientific Corporation (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at 1001 Oakdale Road, Oakdale, Pennsylvania on Wednesday, June 10, 1998, at 10:00 a.m., or at any adjournments or postponements thereof. The above named proxies are hereby instructed to vote as shown on the reverse side of this card.

                          (Continued on reverse side)

                          /\ FOLD AND DETACH HERE /\

                                                                 Please mark
                                                                 your vote as  X
                                                                 indicated in
                                                                 this example


1. To elect 5 directors to serve on the Company's Board of Directors until the next annual meeting and their successors are duly elected and qualified and

       FOR all                   WITHHOLD
   nominees listed               AUTHORITY
     (except as               to vote for all
    marked to the             nominees listed
      contrary)

         [_]                        [_]


NOTE: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.
Kenton E. McElhattan; Kent D. McElhattan; Herbert F. Gerhard;
Thomas M. Thompson; and Donald J. McGraw.


2. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

   If you plan to attend the Annual Meeting, please indicate by checking this box.


   This Proxy, when properly executed, will be voted in the manner directed by the undersigned. If no directors is made, this Proxy will be voted FOR all director nominees.

PLEASE MARK, DATE AND SIGN THIS PROXY BELOW AND
RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.

DATED:____________________________________________________________________, 1998

________________________________________________________________________________
                                   Signature

________________________________________________________________________________
                                   Signature


NOTE: Please sign exactly as name appears above. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporation name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                          /\ FOLD AND DETACH HERE /\